UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2011

ALLEGHANY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9371	51—0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square Tower

17th Floor

New York, New York 10036

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	2
ITEM 8.01. OTHER EVENTS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	5
SIGNATURES	6
EXHIBIT INDEX	7
EX-2.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 20, 2011, Alleghany Corporation, or Alleghany, entered into an Agreement and Plan of Merger (which we refer to as the merger agreement) with Shoreline Merger Sub, LLC, a wholly owned subsidiary of Alleghany (which we refer to as Merger Sub), and Transatlantic Holdings, Inc., or Transatlantic.

The Merger Agreement provides for the merger of Transatlantic with and into Merger Sub (which we refer to as the merger), with Merger Sub continuing as the surviving company and a wholly-owned subsidiary of Alleghany. Subject to the terms and conditions of the merger agreement, the stockholders of Transatlantic will receive aggregate consideration currently valued at $59.79 per share (based on the closing price of Alleghany common stock, par value $1.00 per share, on November 18, 2011), or approximately $3.4 billion. Each outstanding share of Transatlantic common stock, par value $1.00 per share, will be exchanged for per-share consideration consisting of 0.145 Alleghany common shares and $14.22 in cash. Transatlantic stockholders may elect to receive cash or stock consideration, subject to proration in the event of oversubscription. The stock consideration is expected to be tax free to Transatlantic stockholders. The actual value of the merger consideration to be paid at the closing of the merger will depend on the average closing price of Alleghany common stock in the five business days prior to closing, as more fully described in the merger agreement. In the merger, each outstanding stock option to acquire Transatlantic common stock will be canceled in exchange for the right to receive a cash payment based on the Black-Scholes value of the outstanding stock options on the closing date. Outstanding Transatlantic restricted stock unit awards will be converted into a cash award based on the per share amount with the same terms and conditions as the related Transatlantic restricted stock unit award, that will either be (i) deemed notionally invested in the equity of the surviving company, (ii) with respect to continuing directors, deemed notionally invested in Alleghany common stock, or (iii) maintained in a cash account and continue to vest on the existing vesting schedule.

Upon consummation of the merger, the Alleghany Board of Directors will consist of all 11 members from the existing Alleghany Board and three additional members from the Transatlantic Board.

The merger agreement contains customary representations, warranties and covenants made by each of Alleghany, Transatlantic and Merger Sub. Each of Alleghany and Transatlantic is required, among other things, to not solicit alternative business combination transactions and, subject to certain exceptions, not engage in discussions or negotiations regarding an alternative business combination transactions. Each of Alleghany and Transatlantic is required to convene a special meeting of its stockholders to vote on the transactions contemplated by the merger agreement.

Completion of the merger is subject to certain customary conditions, including, approval by both the Alleghany and Transatlantic stockholders and regulatory approvals, listing of the shares of Alleghany common stock to be issued in the merger on the New York Stock Exchange, receipt of required regulatory approvals, effectiveness of Alleghany’s registration statement on Form S-4, and receipt of customary opinions relating to certain tax matters from the parties’ respective counsels.

Both Alleghany and Transatlantic may terminate the merger agreement under certain specified circumstances, including if the merger is not consummated on or before June 30, 2012 and if the approval of the Transatlantic or Alleghany stockholders is not obtained. If the merger agreement is terminated by a party as a result of an adverse change in the recommendation of the other party’s Board, the terminating party may be entitled to receive a termination fee of $115 million. If the merger agreement is terminated because a party’s stockholders do not approve the transaction, that party may be required to pay a termination fee of $35 million, plus reimburse the other party’s expenses up to $35 million. If the merger agreement is terminated due to certain breaches of the agreement by a party, that party may be required to reimburse the other party up to $35 million.

The merger is expected to close in the first quarter of 2012. Transatlantic will pay its dividend declared in September 2011 and is not permitted to pay other dividends during the pendency of the merger.

The foregoing summary of the merger agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the merger agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The merger agreement and the above description thereof have been included to provide investors and security holders with information regarding the terms of the agreement. They are not intended to provide any other factual information about Alleghany, Transatlantic or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the merger agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the merger agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Alleghany, Transatlantic, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in public disclosures by Alleghany or Transatlantic. Accordingly, investors should read the representations and warranties in the merger agreement not in isolation but only in conjunction with the other information about Alleghany or Transatlantic and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

ITEM 8.01. OTHER EVENTS

On November 21, 2011, Alleghany issued a joint press release with Transatlantic announcing the merger agreement. The press release also announced that, simultaneously with the execution of the merger agreement, certain stockholders of Alleghany entered into an agreement with Transatlantic to vote their shares of Alleghany common stock in favor of the transactions described in the merger agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also on November 21, 2011, Alleghany and Transatlantic held a joint conference call with investors, analysts and other interested parties to provide supplemental information regarding the proposed transaction. The slides and the script used in connection with the conference call are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively. A transcript of the conference call is attached hereto as Exhibit 99.4. Each of the slides, script and conference call transcript is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany and management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate the our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this current report on Form 8-K.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036.

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Validus Exchange Offer

This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. (“Validus”), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Additional Information about the Validus Consent Solicitation

On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus’s proposals to, among other things, remove seven of Transatlantic’s directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the “Preliminary Revocation Statement”) in connection with Validus’s solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic’s definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC’s website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic’s stockholders in connection with the Validus consent solicitation. Information about Transatlantic’s directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic’s Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.1	Agreement and Plan of Merger by and among Alleghany Corporation, Shoreline Merger Sub, LLC and Transatlantic Holdings, Inc., dated as of November 20, 2011

99.1	Joint Press Release, dated November 21, 2011

99.2	Investor Presentation Slides, dated November 21, 2011

99.3	Investor Presentation Script, dated November 21, 2011

99.4	Transcript of Conference Call with Investors and Analysts, dated November 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Dated: November 21, 2011	By:	/s/ Christopher K. Dalrymple
		Name:	Christopher K. Dalrymple
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Alleghany Corporation, Shoreline Merger Sub, LLC and Transatlantic Holdings, Inc., dated as of November 20, 2011

99.1	Joint Press Release, dated November 21, 2011

99.2	Investor Presentation Slides, dated November 21, 2011

99.3	Investor Presentation Script, dated November 21, 2011

99.4	Transcript of Conference Call with Investors and Analysts, dated November 21, 2011